EXHIBIT 10.56
FEDERAL EXPRESS CORPORATION
SUPPLEMENTAL LONG TERM DISABILITY PLAN
Section 1. Purpose and Description. Federal Express Corporation, a Delaware corporation (the “Company”), has established, effective March 1, 1993 (the “Effective Date”), the Federal Express Corporation Supplemental Long Term Disability Plan (the “Plan”). The Plan is intended to be an “employee welfare benefit plan,” as defined in § 3(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and a plan which is unfunded and “maintained by an employer for the purpose of providing benefits for a select group of management or highly compensated employees,” as provided in 29 CFR §2520.104-24 of the Department of Labor regulations promulgated under ERISA. The benefits provided by the Plan shall not be funded, but shall be payable when due out of the assets of the Company as general, unsecured obligations of the Company.
Section 2. Defined Terms. Except as otherwise defined in this Plan or where the context clearly requires a different meaning, defined terms in this Plan shall have the same meaning attributable to such terms in the Federal Express Corporation Long Term Disability Plan (the “LTD Plan”).

(a) Officer shall mean an individual elected to the position of vice president or above, as reflected in the minutes of the Company’s Board of Directors.
Section 3. Eligibility. Any employee of the Company who (i) is serving as an Officer after the Effective Date and at the time he becomes Disabled, (ii) has served as an Officer for a period of five consecutive years prior to becoming Disabled, including service prior to the Effective Date but excluding service with a predecessor-in-interest to the Company, and (iii) is qualified for a benefit under the LTD Plan for the same Disability for which benefits are claimed under this Plan shall be eligible for the benefits described in Section 4 below.
For purposes of this Plan, eligibility under the LTD Plan shall be determined without regard to the provisions of the LTD Plan which limit benefits under that plan for a period of two years for (i) an Occupational Disability and (ii) a mental impairment or nervous condition. In addition, benefits shall not be limited in this Plan by the compensation cap imposed by § 505(b)(7) of the Internal Revenue Code or the LTD Plan’s monthly benefit limit (currently $7500). For the purpose of this Plan, the limitations described in the preceding two sentences shall be referred to as the LTD Limitations.

Section 4. Benefit Amount and Limitations.
(a) An Officer who satisfies the eligibility requirements of Section 3 above shall upon becoming Disabled be paid from the Plan the difference, if any, between the amount determined under the LTD Plan without regard to the LTD Limitations and the amount payable from the LTD Plan; provided however, the aggregate monthly benefit from this Plan and the LTD Plan shall not exceed $27,500.
(b) Benefits payable under this Plan shall be subject to all of the provisions, requirements, exclusions, offsets, restrictions, limitations, etc. provided in the LTD Plan, other than the LTD Limitations described in Section 3 above. In the event of a conflict between the provisions of this Plan and the LTD Plan, the provisions of this Plan shall control with respect to the benefit provided herein.
(c) Notwithstanding any other provision of this Plan to the contrary, benefits provided hereunder shall be reduced by the amount of benefits paid or payable to a Disabled Officer from any “employee benefit pension plan,” as such term is defined in ERISA, as of the first day of the month following the month in which such Officer turns age 62.

Section 5. Payment of Benefits. Benefits under this Plan shall be payable monthly at the time and in the manner determined by the Company.
Section 6. Plan Administration. The Plan shall be administered by the Company, acting through its Employee Benefits Department (the “Administrator”). The Administrator shall have the responsibility to receive, evaluate and process all claims for benefits and shall allow payment of benefits under the Plan in accordance with its terms. In connection with its duties, the Administrator shall have the authority to interpret the Plan’s provisions and to determine eligibility for Plan benefits. The Administrator shall have the authority to adopt such rules and procedures which it deems necessary for the administration of the Plan and recommend any modifications, changes or amendments to the Plan
Section 7. Claims Procedures. As contemplated by Section 4(b) above, the claims procedures for the Plan shall be the same as such procedures in the LTD Plan.
Section 8. Top Hat Plan Designation. Notwithstanding any other provision of this Plan, the Administrator, upon the advice of counsel (including counsel for the Company), shall have the sole discretion to reasonably determine if an Officer fails to fall within the meaning of “a select group of management or highly compensated employees” as such phrase is used in 29 CFR §2520.104-24. Upon such a determination being made, the Officer in question shall be deemed not to be eligible for benefits under the Plan.

Section 9. Non-Assignability of Benefits. Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment of other legal process, except as provided by ERISA and other applicable federal law.
Section 10. Effect. Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of the Company, nor the payment of any benefit from the Plan shall be construed as giving an Officer or any other person any legal or equitable right against the Company, its Directors, Officers, employees or agents, except as provided herein.
Section 11. Forfeiture of Benefits. All rights to any benefits payable under this Plan shall be forfeited by an Officer if the Company’s Board of Directors determines that such Officer breached his duty of loyalty to the Company or if the Officer enters into competition with the Company without the consent of the Company’s Board of Directors, as reflected in its minutes.

Section 12. No Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Officer nor as a promise that any Officer shall continue in his present or comparable position nor as a limit on the Company’s right to discharge such Officer, with or without notice.
Section 13. Amendment or Termination. The Company may amend or terminate the Plan at any time. An amendment shall become effective upon its execution in writing by an Officer of the Company and the Plan’s termination shall become effective upon the action of the Company’s Compensation Committee of the Board of Directors or the Federal Express Corporation Qualified Employee Benefits Committee (the “Committee”), as reflected in the Compensation Committee’s or Committee’s minutes.
Section 14. Agent for Service of Process. The Company is hereby designated as agent for service of process for all purposes provided herein.
Section 15. Governing Law. Except to the extent preempted by federal law, the provisions of this Plan shall be administered, construed and enforced in accordance with the laws of the State of Tennessee.
Section 16. Number and Gender. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine and neuter gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.
Section 17. Execution. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

IN WITNESS WHEREOF, the undersigned duly authorized Officer of the Company has caused this Plan to be adopted as of March 1, 1993, by affixing his signature hereto.

FEDERAL EXPRESS CORPORATION

By:	/s/ STEVEN E. PRIDDY Steven E. Priddy
Vice President
Personnel Administration

Date: 11/4/93

ATTEST:

/s/ GEORGE W. HEARN Title: ASSISTANT SECRETARY
DJK/ebw
1634.FXCLA01

AMENDMENT
TO THE
FEDERAL EXPRESS CORPORATION
SUPPLEMENTAL LONG TERM DISABILITY PLAN
WHEREAS, Federal Express Corporation (the “Company”) maintains the Federal Express Corporation Supplemental Long Term Disability Plan (the “Plan”) for the benefit of its eligible officers;
WHEREAS, under Section 13 of the Plan, the Company may amend the Plan at any time;
WHEREAS, the Company desires to amend the Plan to remove the $27,500 benefit limitation, effective for disabilities commencing on or after September 29, 2002;
WHEREAS, the Company desires to amend the Plan to allow eligible officers of certain affiliates of the Company to participate and such affiliates agree to such participation, effective as of the date of this amendment; and
WHEREAS, the Company desires to update the $7,500 benefit limitation mentioned under the Plan, effective for disabilities commencing on or after March 1, 2003.
NOW, THEREFORE, in accordance with the foregoing, the Plan is amended as follows:
1. Section 2(a) of the Plan is hereby amended to read in its entirety as follows:
“(a) Officer shall mean an individual elected to the position of vice president or above, as reflected in the minutes of the Board of Directors of a Participating Employer. For purposes of this Plan, “Participating Employer” shall mean: (i) Federal Express Corporation; (ii) FedEx Corporation; (iii) FedEx Trade Networks, Inc.; (iv) FedEx Trade Networks Transport & Brokerage, Inc.; (v) World Tariff, Limited; (vi) FedEx Corporate Services, Inc.; (vii) FedEx Freight Corporation; (viii) FedEx Trade Networks Trade Services, Inc.; (ix) FedEx Customer Information Services, Inc.; and (x) and each Affiliate that adopts the Plan for the benefit of its officers.”
2. Section 3 of the Plan is hereby amended to read in its entirety as follows:
“Section 3. Eligibility. Any employee of a Participating Employer who (i) is serving as an Officer after the Effective Date and at the time he becomes Disabled, (ii) has served as an Officer for a period of five consecutive years prior to becoming Disabled, including service prior to the Effective Date but excluding service with a predecessor-in-interest to the Company, and (iii) is qualified for a benefit under the LTD Plan for the same Disability for which benefits are claimed under this Plan shall be eligible for the benefits described in Section 4 below.

For purposes of this Plan, eligibility under the LTD Plan shall be determined without regard to the provisions of the LTD Plan which limit benefits under that plan for a period of two years for (i) an Occupational Disability and (ii) a mental impairment or nervous condition. In addition, benefits shall not be limited in this Plan by the compensation cap imposed by §505(b)(7) of the Internal Revenue Code or the LTD Plan’s monthly benefit limit of $7,500 ($10,000 for disabilities commencing on or after March 1, 2003). For the purpose of this Plan, the limitations described in the preceding two sentences shall be referred to as the LTD Limitations.”
3. The following sentence is hereby added to the end of Section 4(a) of the Plan:
“With respect to disabilities commencing on or after September 29, 2002, the $27,500 limit shall not apply.”
4. Section 13 of the Plan is hereby amended to read in its entirety as follows:
“Section 13. Amendment or Termination. A Participating Employer may amend or terminate the Plan at any time with respect to participants who are employed by such Participating Employer. Any such action by a Participating Employer shall become effective upon its execution in writing by a duly authorized officer of the Participating Employer. The Plan as a whole may be terminated by the action of the Compensation Committee of the Board of Directors of FedEx Corporation (the “Committee”), as reflected in the Committee’s minutes.”
5. All other references in the Plan to “Company” are hereby replaced with “Participating Employer.”
This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company has caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing his signature hereto.

FEDERAL EXPRESS CORPORATION

By:	/s/ DENNIS P. ROCHE Dennis Roche
Vice President
Human Resources

Date: 10/1/10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX CORPORATION

By:	/s/ JUDITH H. EDGE

Judith H. Edge
Corporate Vice-President, Human Resources

Date: 11/1/10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX CORPORATE SERVICES, INC.

By:	/s/ DONNA R. HUMPHREYS Donna Humphreys
Vice-President, Human Resources

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX CUSTOMER INFORMATION SERVICES, INC.

By:	/s/ DONNA R. HUMPHREYS Donna Humphreys
Vice-President, Human Resources

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX TRADE NETWORKS, INC.

By:	/s/ PENELOPE W. REGISTER SHAW Penelope Register Shaw
Vice President and General Counsel

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX TRADE NETWORKS TRANSPORT & BROKERAGE, INC.

By:	/s/ PENELOPE W. REGISTER SHAW Penelope Register Shaw
Senior Vice President and General Counsel

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX TRADE NETWORKS TRADE SERVICES, INC.

By:	/s/ PENELOPE W. REGISTER SHAW Penelope Register Shaw
President, General Counsel, and Secretary

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

WORLD TARIFF, LIMITED

By:	/s/ PENELOPE W. REGISTER SHAW Penelope Register Shaw
President, General Counsel, and Secretary

Date: 9-30-10

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Participating Employer has agreed to participation in the Plan and caused this amendment to the Plan to be adopted as of September 1, 2010, by affixing her signature hereto.

FEDEX FREIGHT CORPORATION

By:	/s/ LORI R. HENRY Lori R. Henry Vice President, Human Resources

Date: 9-30-2010